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                                                                  EXHIBIT 10.M.1

                             AMENDMENT NO. 1 TO THE
                               EL PASO CORPORATION
                           DEFERRED COMPENSATION PLAN

      Pursuant to Section 5.9 of the El Paso Corporation Deferred Compensation Plan, Amended and Restated effective as of June 13, 2002 (the "Plan"), the Plan is hereby terminated effective as of November 7, 2002 (the "Termination Date"), and payment of an amount equal to each Participant's Memorandum Account, plus interest, income, expense, gain or loss, as applicable, on the outstanding account balance to November 15, 2002 shall be made to the Participants as provided for under the Plan as soon as administratively possible.

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of November, 2002.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


ATTEST:

By:    /s/ David L. Siddall
   -------------------------------
Title:  Corporate Secretary